                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               ------------------

                                    FORM 8-K

                               ------------------

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (date of earliest event reported) July 28, 2000


                                E-PAWN.COM, INC


         (Exact Name of Registrant as Specified in Its Charter,
                      Referred to herein as "Company")


    NEVADA                      33-2533-LA                     87-0435741
(State or Other               Commission File                I.R.S. Employer
Jurisdiction of                   Number                   Identification No.
Incorporation)


                               Merrill Lynch Tower
                        2855 University Drive, Suite 200
                          Coral Springs, Florida 33065
                                Tel. 954-575-7296


--------------------------------------------------------------------------------

             (Address of Principal Executive Offices and Telephone)

                           WASATCH INTERNATIONAL CORP.

           1301 N. Congress Avenue, Suite 135, Boynton Beach, Florida
                                      33426
                            (Former Name and Address)
--------------------------------------------------------------------------------

              The Private Securities Reform Act of 1995 provides a "safe harbor" for forward- looking statements. Certain information included in this Form 8-K (as well as information included in the Exhibits) contains statements that are forward looking, such as those relating to consummation of the transaction, anticipated future revenue of the companies and success of current product offerings. Such forward looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ materially from those expressed in any forward looking statements.

              ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.

                      Not Applicable.

              ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

                      Not Applicable.

              ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.

                      Not Applicable.

              ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                      Not applicable.

              ITEM 5.   OTHER EVENTS

              On August 1, 2000, the Company filed a lawsuit in the Circuit Court of the 15th Judicial Circuit, Palm Beach County, State of Florida. The case is styled E-PAWN.COM, INC. V. CELEXX CORPORATION AND DOUGLAS H. FORDE, Case No. CL007436AN. The lawsuit alleges causes of action for breach of contract, fraud, and breach of fiduciary duty. The Company is seeking damages, specific performance, and an injunction. The gravamen of the lawsuit is the failure of CeleXx Corporation to complete the transaction which was called for in the Investment Agreement between the Company and CeleXx Corporation made on March 10, 2000, as amended on April 3, 2000. See Form 8-K filed on July 5, 2000 by the Company which is incorporated herein by reference. The Complaint is attached hereto as Exhibit 1.

              ITEM 6.  CHANGE IN DIRECTORS AND OFFICERS.

              On August 1, 2000, Douglas H. Forde gave notice that he was resigning as a director of the Company. The Company had received notice on July 28, 2000 from the attorney for Mr. Forde that Mr. Forde was resigning effective as of July 1, 2000. Mr. Forde had previously resigned as Chairman of the Board effective as of June 30, 2000.

              ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND

                      Not applicable.

              ITEM 8: CHANGE IN FISCAL YEAR.

                      Not Applicable.


                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 2, 2000


E-PAWN.COM, INC.


By: /s/ Edward O. Ries
   ----------------------------------
        Edward O. Ries, President
        and Director